EXHIBIT 10.1
CONFIDENTIAL

May 24, 2006

Mr. [***] [***] [***] Sumitomo Corporation [***] Tokyo 104-8610, Japan	Mr. [***] [***] [***] Sumitomo Corporation of America [***] [***]

Re: Annual Purchase Commitment for Cree Products

Dear Messrs. [***] and [***]:

This letter will serve to document the following agreements and understandings reached between Sumitomo Corporation ("Sumitomo"), Sumitomo Corporation of America (“SCOA”) and Cree, Inc. (“Cree”) in connection with the purchase and distribution by Sumitomo and SCOA of LED Products, [***] Products and Wafer Products pursuant to the terms of the Amended and Restated Distributorship Agreement dated May 25, 2005 between Sumitomo, SCOA and Cree (the “Distributorship Agreement”):

1. The agreements and understandings set forth in this letter agreement ("Letter Agreement") will be subject to the terms and conditions of the Distributorship Agreement, as modified by this Letter Agreement. Capitalized terms used herein without definition shall have the meanings provided in the Distributorship Agreement. The term “Agreement” as used in the Distributorship Agreement shall refer to the Distributorship Agreement as modified by this Letter Agreement. Notwithstanding any language to the contrary in the Distributorship Agreement, in the event of a conflict between the terms and conditions of this Letter Agreement and those contained in the Distributorship Agreement, the terms and conditions of this Letter Agreement shall prevail.

2. Pursuant to Section 3.3 of the Distributorship Agreement, the parties have reviewed and discussed in good faith [***] and agree to extend the term of Distributor’s appointment as a distributor of GaN Wafer Products in the Territory [***].

        3.  Pursuant to Section 7.2(e) of the Distributorship Agreement, the parties have reviewed and discussed in good faith the [***]-month warranty period for LED Products provided in the Distributorship Agreement and agree that no change shall be made at this time to the LED Product warranty period set forth in Section 7.2(d) of the Distributorship Agreement.

4. Pursuant to Section 8.3(c) of the Distributorship Agreement, the parties have reviewed and discussed in good faith the [***] for earning bonuses for FY07 as well as the bonus rate for FY07. The parties agree that Distributor will be entitled to a bonus at the [***] of FY07 equal to [***]. Any such bonus is subject to the provisions in Section 8.3(c) of the Distributorship Agreement.

5. Pursuant to Section 8.7(a) of the Distributorship Agreement, the parties have reviewed and discussed in good faith the [***] Reserve percentage for [***] and agree that no change shall be made at this time to the [***] percentage set forth in Section 8.7(a) of the Distributorship Agreement for [***].

6. Pursuant to Section 9.2 of the Distributorship Agreement, the parties have reached agreement on the Annual MPC for FY07. The parties agree that the Distributorship Agreement is hereby amended by adding the following provision immediately following the first sentence in Section 9.1:

“Subject to Sections 9.3 and 9.4 below and Section 7 of the Letter Agreement dated May 24, 2006 between the parties, Distributor shall purchase during FY07 LED Products having an aggregate purchase price of at least at $180,000,000 (US) (the “Annual MPC” for FY07), of which not less than (a) [***] (US) will be purchased in the fiscal quarter of [***] ending [***], (b) [***] (US) will be purchased in the fiscal quarter of [***] ending [***], (c) [***] (US) will be purchased in the fiscal quarter of [***] ending [***], and (d) [***] (US) will be purchased in the fiscal quarter of Manufacturer ending [***]. “

7. Notwithstanding any language to the contrary in Section 9.1 of the Distributorship Agreement, as amended by this Letter Agreement, Distributor’s Quarterly MPC for the [***] fiscal quarter of [***] will be reduced by the aggregate purchase price of Wafer Products purchased and shipped pursuant to the Distributorship Agreement during [***] as provided more fully in this Section 7. At the end of [***] the [***]fiscal quarter[***] of [***], Distributor’s Quarterly MPC for the [***] fiscal quarter of [***] will be reduced by the aggregate purchase price of Wafer Products shipped during [***] fiscal quarter, net of any discounts or credit memoranda applied toward such purchases. As of the end of business on [***], Distributor’s Quarterly MPC for the [***] fiscal quarter of [***] shall be reduced by: (i) the aggregate purchase price of Wafer Products shipped between [***] and [***] (inclusive of such dates), net of any discounts or credit memoranda applied toward such purchases; and (ii) the aggregate purchase price of Wafer Products confirmed by Manufacturer in a Material Schedule issued on or before [***] for shipment after [***] but before [***] as provided in Section 7.1(b) of the Distributorship Agreement, net of any discounts or credit memoranda applied toward such purchases. Distributor’s Quarterly MPC for the [***] fiscal quarter of [***] will not be reduced for Wafer Products that Manufacturer confirms for shipment during the remainder of the [***] fiscal quarter in a Material Schedule issued after [***]. Distributor may take all such reductions in its [***] quarter Quarterly MPC into consideration in calculating its Weekly MPC for the [***] quarter as provided in Section 7.3 of the Distributorship Agreement.

8. Notwithstanding any language in Section 9.3 of the Distributorship Agreement to the contrary, the parties agree that the Inventory Cap for [***] shall be [***]. Further, the parties agree that the second sentence in Section 9.4 of the Distributorship Agreement is hereby amended to read as follows with respect to performance of the Distributorship Agreement [***]:

“If, as a result of the above Inventory Cap provisions, Distributor has not purchased during any fiscal quarter of [***] an amount of [***] Products equal to at least [***], then Manufacturer may at its option terminate this Agreement by providing Distributor with [***] prior written notice, in which case Distributor shall not have any further purchase obligations for Products under Section 9.1 hereof [***]. If [***] Products ordered by Distributor are not shipped [***], the delayed Products or the substitute LED Products, as applicable, will be deemed purchased by Distributor [***] solely for the purpose of determining whether the foregoing minimum amount has been met, provided that shipment of such Products is not delayed due to any cause attributable to Distributor.”

9. The parties agree that Addendum A and Addendum B of the Distributorship Agreement are hereby amended and restated as set forth more fully in the versions of Addendum A and Addendum B attached hereto, respectfully.

10. This Letter Agreement sets forth the entire agreement between the parties as to the subject matter hereof and supersedes any and all prior agreements, understanding, arrangements, promises, representations, warranties, and/or any contracts of any form or nature whatsoever, whether oral or in writing and whether explicit or implicit, that may have been entered into prior to the execution of this Letter Agreement between the parties, their officers, directors, or employees as to the subject matter hereof. None of the parties hereto have relied upon any oral representation of the other party(ies). Except as expressly modified by this Letter Agreement, all other terms and conditions of the Distributorship Agreement shall remain unchanged and in full force and effect.

If you and SCOA are in agreement with the foregoing, please sign below on behalf of Sumitomo and arrange for an authorized representative of SCOA to sign on its behalf. When fully executed, please return a copy of the signed letter to [***] attention at [***]. When fully executed, this letter will serve as a binding agreement between Cree, Sumitomo and SCOA with respect to the matters set forth above.

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Very truly yours,

CREE, INC.

/s/ Charles M. Swoboda
Charles M. Swoboda, Chairman of the
Board, CEO & President

ACKNOWLEDGED AND AGREED:

SUMITOMO CORPORATION	SUMITOMO CORPORATION OF AMERICA
By: [***]	By: [***]

[***] [***] Electronics Division	[***] [***] [***]

Date: May 24, 2006	Date: May 30, 2006

CGS-B505-6A

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

ADDENDUM A

Licensed Marks

Mark	Registered in US (Priority Country)	Registration No.	Goods
CREE	Yes	2,440,530 (US); 4,471,239 (JP); 0505534 (KR); 980988 (TW); Pending in [***]	All
CREE LOGO	Yes	2,452,761 (US); 4,484,784 (JP); 0514036 (KR); and 978876 (TW); Pending in [***]	All
CREE LED LIGHT LOGO	No	Pending in [***]	LEDs
CI	No		Wafers
GSIC	Yes	2,012,686 (US)	LEDs
EZBRIGHT	No	Pending in [***]	LEDs
EZBRIGHT290	No		LEDs
EZ290	No		LEDs
EZ	No		LEDs
EZ-7	No		LEDs
EZ-8.5	No		LEDs
EZ-12	No		LEDs
EZ-16	No		LEDs
EZ-18	No		LEDs
EZ-21	No		LEDs
EZ-24	No		LEDs
EZR	No		LEDs
EZR260	No		LEDs
EZR-21	No		LEDs
EZR-24	No		LEDs
EZR-27	No		LEDs
EZR-30	No		LEDs
MEGABRIGHT	Yes	2,650,523 (US); 4,572,117 (JP); 0563873 (KR); 1022690 (TW)	LEDs
MEGABRIGHT MAX	No		LEDs
MEGABRIGHT PLUS	No		LEDs
MB	No		LEDs
MB MAX	No		LEDs
MB PLUS	No		LEDs
RAZERTHIN	Yes	2,861,793 (US); 0600614 (KR); 1121336 (TW); Pending in [***]	LEDs
RT230	No		LEDs
RT290	No		LEDs
SUPERBRIGHT	No		LEDs
ULTRABRIGHT	Yes	2,860,183 (US); 4,797,922 (JP)	LEDs
UB	No		LEDs
ULTRATHIN	No		LEDs
UT	No	Pending in [***]	LEDs
UT230	No	Pending in [***]	LEDs
XBRIGHT	Yes	2,644,422 (US); 4,666,211 (JP); 0572312 (KR); 1029877 (TW)	LEDs
XBRIGHT PLUS	No		LEDs

Distributorship Agreement Page 32
Amended and Restated as of May 25, 2005

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

XB	No		LEDs
XB500	No		LEDs
XB900	No		LEDs
XB PLUS	No		LEDs
XLAMP	Yes	3,014,910 (US); 4,810,789 (JP); 0615714 (KR); 04004596 (MY); T04/05899G (SG); 01136401 (TW); Pending in [***]	LEDs (packaged)
XTHIN	Yes	2,861,792 (US); 4,790,510 (JP); 0600615 (KR); 1121335 (TW)	LEDs
XT	1 No		LEDs
XT-12	2 No		LEDs
XT-16	3 No		LEDs
XT-18	4 No		LEDs
XT-21	5 No		LEDs
XT-24	6 No		LEDs
XT-27	7 No		LEDs

Key
US = United States	TW = Taiwan
JP = Japan	CN = China
KR = Korea	MY = Malaysia
[***]

This Addendum A may be amended from time to time by Cree in its sole discretion.

Distributorship Agreement Page 33
Amended and Restated as of May 25, 2005

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

ADDENDUM B

CREE TRADEMARK USAGE GUIDELINES

A.	General Rules for Trademark Use and Presentation

1.
Use the correct trademark symbol with trademarks. When using a registered trademark, the ® symbol should be used adjacent the first prominent appearance of the term. Unregistered trademarks should include the designation "TM" instead of the ® symbol. Subsequent appearances of a mark do not necessarily need to include a trademark symbol.

2.
Include an attribution statement (which may appear in small but still legible print) in any written material (such as advertising copy, brochures, etc.) on which a Cree trademark appears. For example, the following statement would be appropriate:

“Cree and the Cree Logo are registered trademarks of Cree, Inc. in the United States and/or other countries.“

3.	Do not vary the spelling, add or delete hyphens (even for normal hyphenation at the end of a line of text), make one word two, or use a plural form of a Cree trademark.

4.	Trademarks should always be used as adjectives (e.g. "Zero Recovery® rectifiers have exceptional reverse recovery properties.")

5.	Trademarks should always be capitalized.

6.	Never combine a Cree trademark with your company name.

7.	Do not use a Cree trademark in a possessive form.

8.	Do not shorten or make acronyms out of a Cree trademark.

9.
On materials that include both a Cree trademark and your company name, you must display your company name more prominently than any Cree trademark. You may not use a Cree trademark in such a manner that it appears that Cree is legally associated with your company, other than the fact that your company is authorized to sell or distribute Cree products.

10.	Do not display a Cree trademark in a manner that is illegible or difficult to read.

11.	Do not use a Cree trademark in a manner such that it appears to be associated with products of other manufacturers.

B.	Presentation of the Cree Logo

1. The Cree Logo may refer to Cree or to Cree's products. When using the word "Cree" to refer to Cree products, the trademark should be used as an adjective, followed by the generic name of the product. For example, a brochure may refer to "Cree® Microwave Transistors."

2. Graphic Presentation

The Cree Logo comprises the word “Cree” in stylized lettering followed by a stylized cube symbol as shown below:

Distributorship Agreement Page 34
Amended and Restated as of May 25, 2005

The lettering in the Cree Logo and the diamond-shaped surface of the stylized cube are divided into five equal-sized horizontal regions including upper, middle and lower solid regions, and two horizontally striped regions interposed between the upper and lower solid regions, respectively, and the middle solid region. The horizontally striped regions comprise nine equally sized stripes, which alternate in color between background and foreground colors. The sides of the stylized cube are solid in color.

Some variation in line width and spacing in the horizontally striped regions is permissable where required by the medium, so long as the overall shape and impression of the mark is not substantially changed. For example, for embroidered items, it may not be possible to stitch nine stripes in the horizontally striped regions without making the logo excessively large.

Computer graphic files and camera-ready artwork of the Cree Logo and other Cree trademarks may be obtained from Cree. Do not generate the Cree Logo on your own. Do not modify any computer files or artwork obtained from Cree without Cree's express written consent.

3.     Color Specifications

a. The following term is used in this specification:

“Cree Blue” means blue no. PMS 294.

b.     The Cree Logo may be presented only using the following color combinations:

•  Black lettering on a white or light, uniform background.
•  White lettering on a dark, uniform background.
•  Cree Blue lettering on a white or light, uniform background.

4.     Spacing

       a.     The Cree Logo should be surrounded by a region of background color at least as wide as the lettering height, as shown below:

b.     The Cree Logo should never be presented such that it could be viewed as a compound mark. For example, the Cree Logo should never be shown physically touching or adjacent another mark such that the two marks appear to be part of the same overall trademark.

Distributorship Agreement Page 35
Amended and Restated as of May 25, 2005

c.     With the express written consent of an authorized representative of Cree, the spacing recommendations may be relaxed on items where the available physical space or graphic resolution is limited, such as letterhead, business cards and certain promotional items.

C.	Presentation of the Cree LED Light Logo

1.	The Cree LED Light Logo may be used in lieu of the Cree Logo when referring to products and/or services provided by Cree’s LED business units (i.e., LED chips, lighting LEDs, and LED backlighting).

2.	Graphic Presentation

The Cree LED Light Logo consists of the Cree Logo, as defined above, and the phrase “LED Light” presented directly beneath said logo. The phrase “LED Light” is preceded by a straight, horizontal line that is aligned with the left edge of the Cree Logo and the top edge of the lettering in “LED Light.” The phrase “LED Light” is presented in Interstate font, with the letters “LED” and “L” capitalized.

As defined in Section B Part 2 above, some variation in line width and spacing in the horizontally striped regions of the Cree Logo as contained in the Cree LED Light Logo is permissable where required by the medium, so long as the overall shape and impression of the mark is not substantially changed. The proportions of the horizontal line and wording “LED Light” shall be determined by the presentation of the Cree Logo.

As with the Cree Logo and other Cree trademarks, computer graphic files and camera-ready artwork of the Cree LED Light Logo may be obtained from Cree. Do not generate the Cree LED Light Logo on your own. Do not modify any computer files or artwork obtained from Cree without Cree's express written consent.

3.	Color Specifications

The Cree LED Light Logo may be presented only using the following color combinations:

•	Cree Blue lettering on a white or light, uniform background.
•	White lettering on a dark, uniform background.
•	Black lettering on a white or light, uniform background.

4.	Spacing

a. The Cree LED Light Logo should be surrounded by a region of background color at least as wide as the lettering height, as shown below:

Distributorship Agreement Page 36
Amended and Restated as of May 25, 2005

b.
The Cree LED Light Logo should never be presented such that it could be viewed as a compound mark. For example, the Cree LED Light Logo should never be shown physically touching or adjacent another mark such that the two marks appear to be part of the same overall trademark.

c. With the express written consent of an authorized representative of Cree, the spacing recommendations may be relaxed on items where the available physical space or graphic resolution is limited, such as certain promotional items.

D.        PRESENTATION OF LED TRADEMARKS

1.	Typed Form

      a.     As with any Cree trademark, the first letter of an LED trademark (also referred to as the first letter of the LED trademark’s prefix) should always be capitalized when it appears in text. Likewise, always capitalize the first letter of the secondary word in the mark (e.g., MegaBright, XBright, XLamp, etc.). There are two exceptions to this rule:

•	The mark EZBRIGHT is presented in text as “EZBright™”, with both letters of the mark’s prefix and the first letter of the secondary word of the mark capitalized.
•	The mark COLORWAVE is presented in text as “Colorwave™”, with only the first letter of the mark capitalized.

    b.  With the exception of the GSIC trademark, do not hyphenate or place a space between the LED trademark’s prefix and the secondary word of the trademark. (e.g., XBright should never be X Bright or X-Bright.) The GSIC trademark should always be presented with a raised dot separating the “G” and the “SiC” as follows:

G . SiC®

  c. As stated in Section B, Part 2 above, computer graphic files and camera-ready artwork of any of the Cree trademarks may be obtained from Cree. You may not generate any logos on your own or modify any graphic files or artwork provided by Cree without Cree’s express written consent.